SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 205490

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2003

CAMDEN PROPERTY TRUST
(Exact name of Registrant as specified in its Charter)

TEXAS (State or other jurisdiction of incorporation or organization)	1-12110 (Commission file number)	76-6088377 (I.R.S. Employer Identification Number)

Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 354-2500

Not applicable
(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

	(c)	Exhibits.

99.1 Press release dated May 1, 2003.

Item 9.	Regulation FD Disclosure

On May 1, 2003, Camden Property Trust (the “Company”) issued a press release announcing its consolidated financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. The information contained in this report, including the press release, is furnished pursuant to Item 12 under Item 9 of Form 8-K in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 34-47583. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 1, 2003

CAMDEN PROPERTY TRUST

By:	/s/ G. Steven Dawson --------------------------------------------- G. Steven Dawson Chief Financial Officer, Sr. Vice President - Finance, and Secretary

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